                                                                    EXHIBIT 10.2

                      ASSUMPTION AND AMENDMENT AGREEMENT


          This Assumption and Amendment Agreement (this "AGREEMENT") is made as of this 9th day of December 1998, by NORTHWEST PLAZA LLC, a Delaware limited liability company, WEA CRESTWOOD PLAZA LLC, a Delaware limited liability company, ENFIELD SQUARE LLC, a Delaware limited liability company, PLAZA BONITA LLC, a Delaware limited liability company, PLAZA WEST COVINA LLC, a Delaware limited liability company, MID RIVERS MALL LLC, a Delaware limited liability company, WEST PARK PARTNERS, L.P., a Missouri limited partnership, CAPITAL MALL COMPANY, a Washington limited partnership (each of the foregoing a "NEW BORROWER" and collectively, the "NEW BORROWERS"); FOX HILLS MALL LLC, a Delaware limited liability company, HORTON PLAZA LLC, a Delaware limited liability company, PARKWAY PLAZA LLC, a Delaware limited liability company, and OAKRIDGE MALL LLC, a Delaware limited liability company (each, an "INITIAL BORROWER" and collectively, the "INITIAL BORROWERS"); and THE CAPITAL COMPANY OF AMERICA LLC (together with its successors and assigns, "LENDER").


                                   RECITALS

          WHEREAS, Lender and the Initial Borrowers entered into that certain Loan Agreement dated as of October 30, 1998 (the "LOAN AGREEMENT") with respect to a series of loans made and to be made by Lender, subject to the terms and conditions contained therein, in the aggregate maximum amount of up to $850,000,000, to each of the Initial Borrowers and each of the persons that becomes a "Borrower" under the Loan Agreement pursuant to Section 2.1.2 of the Loan Agreement;

          WHEREAS, each of the New Borrowers desires to become a Borrower pursuant to Section 2.1.2 of the Loan Agreement; and

          WHEREAS, the Initial Borrowers and the New Borrowers (each a "BORROWER" and collectively, the "BORROWERS") desire to amend certain provisions of the Loan Agreement.

          NOW THEREFORE, in consideration of the foregoing and the Loans made by Lender to the New Borrowers respectively, the receipt and sufficiency of which are hereby acknowledged, and in furtherance of the terms of the Loan Agreement, Borrowers hereby agree as follows:

     1.   Definitions. Capitalized terms appearing herein and not otherwise
          -----------
defined shall have the meanings ascribed to such terms in the Loan Agreement. The term "Loan Agreement" as used in any of the Loan Documents shall be deemed to refer to the Loan Agreement as amended by this Agreement and as it may hereafter be amended or modified from time to time.

     2.   Assumption by New Borrowers.  Each of the New Borrowers hereby (a)
          ---------------------------
makes all of the representations, warranties and covenants applicable to a Borrower under the Loan Agreement and (b) assumes and agrees to be bound by all of the obligations, terms and conditions of the Loan

Agreement applicable to a Borrower thereunder. Without limiting the foregoing, each New Borrower agrees that it shall be primarily liable for its Allocable Share of the Obligations.

     3.   Amendment of Schedules.  Schedules  4, 5, 6, 7, 9 and 11 of the Loan
          ----------------------
Agreement are hereby replaced by Schedules 4, 5, 6, 7, 9 and 11 to this Agreement, and Schedule 13 to this Agreement is hereby added as Schedule 13 to the Loan Agreement.

     4.   Additional Reserves.  Article IV of the Loan Agreement is amended as
          -------------------
follows:  (i) the phrase "Parkway Reserve #2 Fund" in the ninth line of Section
4.10 is deleted and, in its place, the phrase "Additional Reserve Funds" is inserted, (ii) the reference to "$1,615,000" in Section 4.12(a) is changed to $3,156,791, and (iii) Section 4.17 is deleted in its entirety and, in its place, the following new Section 4.17 is inserted:

          "4.17  Additional Reserves.
                 -------------------

     (a) On the date hereof each Borrower identified on Schedule 13 shall deposit with Lender the amount of the Additional Reserve listed opposite such Borrower's name on Schedule 13 (each such deposit, an "ADDITIONAL RESERVE FUND"); provided, however, that in lieu of any Additional Reserve Fund, the applicable Borrower may deliver to Lender a Letter of Credit (an "ADDITIONAL RESERVE L/C") in a face amount equal to such Borrower's required Additional Reserve Fund.

     (b) After the date hereof any such Borrower shall have the option at any time, provided no Event of Default then exists, to deliver to Lender a Letter of Credit in a face amount equal to the amount then in such Borrower's Additional Reserve Fund (also, an "ADDITIONAL RESERVE L/C"). Upon delivery to Lender of any such Additional Reserve L/C, Lender shall return to the applicable Borrower the funds then on deposit in such Borrower's Additional Reserve Fund.

     (c) If at any time the issuer of an Additional Reserve L/C ceases to be an Approved Bank, the applicable Borrower shall, within 30 days after request by Lender, deliver to Lender a new Additional Reserve L/C issued by an Approved Bank (or immediately available funds in such amount for deposit into the applicable Additional Reserve Fund), whereupon Lender shall return the original Additional Reserve L/C in question to the applicable Borrower.

     (d) If a Borrower fails to comply with the provisions of Section 4.17(c), or if at any time an Additional Reserve L/C is not replaced or renewed at least 30 days prior to its date of expiration, Lender may draw on such Additional Reserve L/C and the proceeds thereof shall be deposited into the applicable Additional Reserve Fund.

     (e) If for any reason an Additional Reserve L/C shall expire without a replacement Additional Reserve L/C having been delivered to Lender, the applicable Borrower shall, within 5 days after demand, deliver to Lender a new Additional Reserve L/C (or immediately available funds in such amount for deposit into the applicable Additional Reserve Fund).

          (f) (i) Additional Reserve No. 1 shall be released to Plaza West Covina LLC ("COVINA BORROWER") within 30 days after Covina Borrower delivers to Lender a request therefor accompanied by a written confirmation from the Redevelopment Agency of the City of West Covina (the "COVINA AGENCY") reasonably acceptable to Lender that no sums are due from Covina Borrower to Covina Agency with respect to the matters referred to in paragraph number 5 of the estoppel letter dated November 24, 1998 from the Covina Agency, or that the amount due with respect to such matters is equal to or less than the then amount of Additional Reserve No. 1 (and, in the latter case, Lender may release such reserve by making direct payment to the Covina Agency of the amount due it and by disbursing any balance to Covina Borrower). Notwithstanding the foregoing, Lender may, upon prior notice to Covina Borrower, pay over Additional Reserve No. 1 to the Covina Agency at any time when, in the judgment of Lender, the entitlement of Covina Agency thereto is established.

          (ii) Additional Reserve No. 2 shall be released to Covina Borrower within 30 days after the delivery by Covina Borrower to Lender of a request therefor accompanied by an Officer's Certificate certifying that the amount of the requested disbursement is due and payable to Oshman's pursuant to its lease and that the requested disbursement will be used to make such payment (or to reimburse Covina Borrower if it has theretofore made the payment to Oshman's).

          (iii) Additional Reserve No. 3 shall be released to WEA Crestwood Plaza LLC ("CRESTWOOD BORROWER") within 30 days after the delivery to Lender of a request therefor accompanied by written confirmation from Sears (or if Sears is not then a Credit Entity [which term shall be deemed to mean an entity whose senior unsecured debt is rated BBB- or higher by Standard & Poor's], from a Credit Entity) that Sears (or such Credit Entity) is responsible for all environmental conditions and hazardous substances relating to the 15 hydraulic lifts in the premises demised to Sears.

          (iv) Additional Reserve #4 shall be released to Northwest Plaza LLC ("NORTHWEST BORROWER") within 30 days after the delivery to Lender of a request therefor accompanied by written confirmation from J.C. Penney (or if J.C. Penney is not then a Credit Entity, from a Credit Entity) that J.C. Penney (or such Credit Entity) is responsible for all environmental conditions and hazardous substances relating to the two hydraulic lifts in the premises demised to J.C. Penney.

          (v) Additional Reserve #5 shall be released to Northwest Borrower within 30 days after the delivery to Lender of a request therefor accompanied by written confirmation from Sears (or if Sears is not then a Credit Entity, from a Credit Entity) that Sears (or such Credit Entity) is responsible for all environmental conditions and hazardous substances relating to the four hydraulic lifts in the premises demised to Sears.

          (vi)   Additional Reserve #6 shall be released to Northwest
          Borrower within 30 days after the delivery to Lender of a request therefor accompanied by an Officer's Certificate certifying that the amount of the requested disbursement is due and payable to Burlington Coat Factory Warehouse under its lease and that the requested disbursement will be used to make such payment (or to reimburse Northwest Borrower if it has theretofore made the payment to Burlington).

          (vii)  Additional Reserve #7 shall be released to West Covina
          Borrower within 30 days after the delivery to Lender of a request therefor accompanied by evidence reasonably satisfactory to Lender that West Covina Borrower has been unconditionally and fully released from any and all liability, contingent or otherwise, under or with respect to Section 2 of that certain Agreement Re Debt Service Savings and Sales Tax Guarantee dated as of June 27, 1996 (the "SALES TAX AGREEMENT") between CenterMark Properties of West Covina, Inc. (predecessor in interest to West Covina Borrower) and the Redevelopment Agency for the City of West Covina (the "WEST COVINA AGENCY"). West Covina Borrower represents and warrants to Lender that the Sales Tax Agreement has not been modified or amended.

          (viii) Additional Reserve #8 shall be released to Enfield Square LLC ("ENFIELD BORROWER") within 15 days after the delivery to Lender of a request therefor accompanied by (i) an Officer's Certificate certifying that (x) a Certificate of Occupancy (as defined below) has been issued and is in full force and effect with respect to the building (the "Hoyt Building") being constructed on the property demised to Interstate Connecticut Corporation ("HOYT") and (y) Hoyt's obligation to pay "Basic Rent" under Section 4.1 of its lease has commenced, and (ii) a copy of such Certificate of Occupancy; provided,
                                                                       --------
          however, that, notwithstanding compliance with the foregoing
          -------
          conditions, Lender shall not be obligated to release Additional Reserve #8 until Enfield Borrower has delivered to Lender an Officer's Certificate certifying that Hoyt has commenced payment of "Basic Rent" under Section 4.1 of its lease. "CERTIFICATE OF OCCUPANCY" means either (A) a permanent certificate of occupancy or (B) a temporary certificate of occupancy containing no conditions other than conditions requiring the completion of typical "punch-list" items of construction and/or other conditions reasonably satisfactory to Lender.

          (g) Notwithstanding anything to the contrary contained in Paragraph 4(f), in no event shall Lender have any obligation to release any Additional Reserve at any time than an Event of Default is continuing."

5.   Additional Covenants.  The following sections are added at the end of
     --------------------
     Article VI of the Loan Agreement:

          "6.23  Enfield Square.
                 --------------

     (a) Enfield Square LLC (the "ENFIELD BORROWER") shall use diligent efforts to cause May Co. and J.C. Penney to execute and deliver an amendment to the REA for the Enfield Borrower's Collateral Property as soon as reasonably possible (but in any event by December 1, 1999), which amendment shall reduce the required parking to 4.5 spaces per 1,000 square feet of gross leasable area and otherwise be reasonably acceptable to Lender in form and substance;

     (b) Within 15 days after the issuance of the Certificate of Occupancy for the Hoyt Building, Enfield Borrower shall (a) submit an application for, and thereafter diligently and continuously pursue the issuance of, approval for resubdivision of the Land Swap Parcels (as such term is defined in that certain opinion letter dated on or about the date hereof issued to Lender by the law firm of Cummings & Lockwood (the "Zoning Opinion")) in the fashion contemplated in the Zoning Opinion (the "Resubdivision") and (b) complete such additional conveyances as are necessary to assure appropriate merger of title, also as contemplated in the Zoning Opinion. Within 30 days after the issuance of the Resubdivision approval and the passage of any applicable appeals periods, Enfield Borrower shall cause Cummings & Lockwood to reissue the Zoning Opinion without any exception with respect to compliance of the Land Swap Parcels with applicable zoning or resubdivision laws, and otherwise in form and substance reasonably acceptable to Lender.

          6.24 Environmental Matters.  Each of the Borrowers shall promptly
               ----------------------
     comply with the recommendations described in the summary of Remedial Work contained in Schedule 4 (which recommendations are more fully described in
                  ----------
     the environmental reports applicable to such Borrower's Collateral Property prepared by the environmental consultants identified on Schedule 4).
                                                             ----------
     Without limiting the foregoing, each Borrower shall prepare and implement, within 180 days after the date hereof, any operations and maintenance plan applicable to such Borrower's Collateral Property and referred to in
     Schedule 4)."
     ----------

          6.25 West Covina.  West Covina Borrower shall use commercially
               -----------
     reasonable efforts to obtain on or before March 31, 1999 from the West Covina Agency and the City of West Covina a written instrument executed by the West Covina Agency and the City of West Covina fully and unconditionally releasing West Covina Borrower from all liability, contingent or otherwise, under or with respect to the Sales Tax Agreement.

     6.   Contracts.  The references to "September 10, 1998" in Section 5.1.12
          ---------
of the Loan Agreement are hereby changed to "December 1, 1998".

     7.   Leases.  Notwithstanding the provisions of Section 6.12.1 of the Loan
          ------
Agreement, at the specific request of any "national tenant", Landlord may enter into a lease with such tenant the attornment provision of which provides that a "new owner" will take subject to offsets, defenses and counterclaims of such tenant written notice of which was given by such tenant to Lender prior to the date of attornment.

     8.   Interest Rate Cap.  At Lender's request, Borrowers shall, at no out-
          -----------------
of-pocket cost or expense (i.e., costs or expenses payable to third parties) to Borrowers, enter into an amendment to the Loan Agreement which caps the Interest Rate at a rate designated by Lender. Lender shall have no obligation to make any such request or to enter into any such amendment.

     9.   Certain Guaranties.  Borrowers acknowledge that, pursuant to Section
          ------------------
11.25 of the Loan Agreement, JCP Realty, Inc. and Cordano Associates (the "Additional Guarantors") executed and delivered limited guaranties of payment with respect to the Loans (the "Additional Guaranties"). Each Borrower agrees that its obligations under the Loan Documents shall not be released, reduced, impaired or in any way affected by reason of (i) Lender's full or partial release of the Additional Guarantors or either of them or of the Additional Guaranties or either of them, or (ii) Lender's waiver or modification of, or failure to enforce or delay in enforcing, either or both of the Additional Guaranties or any provisions thereof. Each Borrower further agrees that (i) any determination of the value of any Collateral Properties pursuant to either of the Additional Guaranties shall not be binding on Lender for any purpose other than the determination of liability of the Additional Guarantors under the Additional Guaranties and (ii) no Borrower shall be entitled to raise as a defense to its obligations arising under the Loan Documents any provision of either of the Additional Guaranties or any action or inaction by Lender relating to the Additional Guaranties or either of them.

     10.  Miscellaneous.
          -------------

     (a) All of the terms and conditions of the Loan Agreement are incorporated herein by reference as if all such terms and conditions were set forth herein.

     (b) Each of the New Borrowers hereby agrees to execute and deliver such other instruments as Lender may reasonably request from time to time to confirm its joinder in and assumption of all of its obligations under the Loan Agreement.

     (c) This Agreement may be relied upon by, shall run to the benefit of and may be enforced by Lender and its successors and assigns.

     (d) This Agreement shall be governed by the laws of the State of New York applicable to agreements executed and to be performed in New York.

     (e) This Agreement cannot be modified, changed, or discharged except by an agreement in writing signed by Borrowers and Lender.

          IN WITNESS WHEREOF each of the undersigned has caused this Agreement to be duly executed by its duly authorized representatives as of the day and year first above written.


                         NORTHWEST PLAZA LLC, a Delaware limited liability company

                         By: Northwest Plaza, Inc., a Delaware corporation, its managing member


                              By:   /s/ Irv Hepner
                                    ----------------------------
                                    Name: Irv Hepner
                                    Title: Secretary



                         WEA CRESTWOOD PLAZA LLC, a Delaware limited liability company

                         By: Crestwood Plaza, Inc., a Delaware corporation, its managing member


                              By:   /s/ Irv Hepner
                                    ----------------------------
                                    Name: Irv Hepner
                                    Title: Secretary



                         ENFIELD SQUARE LLC, a Delaware limited liability company

                         By: Enfield Square, Inc., a Delaware corporation, its managing member


                              By:   /s/ Irv Hepner
                                    ----------------------------
                                    Name: Irv Hepner
                                    Title: Secretary

                         PLAZA BONITA LLC, a Delaware limited liability company

                         By: Plaza Bonita, Inc., a Delaware corporation, its managing member

                              By:   /s/ Irv Hepner
                                    ----------------------------
                                    Name: Irv Hepner
                                    Title: Secretary



                         PLAZA WEST COVINA LLC, a Delaware limited liability company

                         By: Plaza West Covina, Inc., a Delaware corporation, its managing member


                              By:   /s/ Irv Hepner
                                    ----------------------------
                                    Name: Irv Hepner
                                    Title: Secretary



                         MID RIVERS MALL LLC, a Delaware limited liability company

                         By: Mid Rivers, Inc., a Delaware corporation, its managing member


                              By:   /s/ Irv Hepner
                                    ----------------------------
                                    Name: Irv Hepner
                                    Title: Secretary

                         WEST PARK PARTNERS, L.P., a Missouri limited partnership

                         By: West Park Shopping Center, Inc., a Delaware corporation, its general partner


                              By:   /s/ Irv Hepner
                                    ----------------------------
                                    Name: Irv Hepner
                                    Title: Secretary

                         CAPITAL MALL COMPANY, a Washington limited partnership

                         By: Capital Shopping Center, Inc., a Delaware corporation, its managing member

                              By:   /s/ Irv Hepner
                                    ----------------------------
                                    Name: Irv Hepner
                                    Title: Secretary


                         FOX HILLS MALL LLC, a Delaware limited liability company

                         By: Fox Hills Mall, Inc., a Delaware corporation, its managing member


                              By:  /s/ Irv Hepner
                                   -----------------------------
                                    Name: Irv Hepner
                                    Title: Secretary


                         HORTON PLAZA LLC, a Delaware limited liability company

                         By: Horton Plaza, Inc., a Delaware corporation, its managing member


                              By:  /s/ Irv Hepner
                                   -----------------------------
                                    Name: Irv Hepner
                                    Title: Secretary

                         PARKWAY PLAZA LLC, a Delaware limited liability company

                         By: Parkway Plaza, Inc., a Delaware corporation, its managing member


                              By:  /s/ Irv Hepner
                                   -----------------------------
                                    Name: Irv Hepner
                                    Title: Secretary


                         OAKRIDGE MALL LLC, a Delaware limited liability company

                         By: Oakridge Mall, Inc., a Delaware corporation, its managing member


                              By:  /s/ Irv Hepner
                                   -----------------------------
                                    Name: Irv Hepner
                                    Title: Secretary

ACKNOWLEDGED AND ACCEPTED:

THE CAPITAL COMPANY OF AMERICA LLC


By:  /s/ Wayne Brandt
     -------------------------------------------
          Name: Wayne Brandt
          Title: Managing Director

                                  SCHEDULE 4
                                  ----------

                      Required Repairs and Remedial Work
                      ----------------------------------

MALL               AMOUNT                            DESCRIPTION

Fox Hills Mall       $143,125  Reseal asphalt; parking structure repairs;
                               building exterior repairs; roof repairs; replace rooftop HVAC; replace exterior lighting fixtures;
                               replace carpet and floor tiles in bathrooms;
                               inspect and repair elevators.

Horton Plaza         $  1,500  Remove decorative lighting on roof.

Oakridge Mall        $ 12,500  Repair cement walkways and clean drains.

Parkway Plaza        $120,490  Parking lot repairs and miscellaneous site work.

Capital Mall         $ 17,063  Miscellaneous painting.

Plaza West Covina    $ 19,375  Reseal asphalt; replace hot water heaters;
                               perform study on electrical system.

Plaza Bonita         $  9,375  Roof repair.

Enfield Square       $165,025  Site repairs; exterior window repairs; roof
                               repairs; replace wiring; install insulation and plumbing system; fire protection system upgrades.

Mid Rivers Mall      $ 86,563  Parking lot repair; re-caulk building exterior;
                               electrical system repairs.

Crestwood Plaza      $ 31,500  Repair cracked concrete; roof repairs; repair
                               expansion joint near Sears.

Northwest Plaza      $ 63,169  Repair concrete; building exterior and roof
                               repair.

West Park Mall       $199,748  Site repairs; miscellaneous painting; roof
                               coating; HVAC repair.

                                    S4 - 1

==========================================================================================================

[LOGO OF CAPITAL AMERICA APPEARS HERE]  SCHEDULE 4 (CONTINUED) SUMMARY OF REMEDIAL WORK

                                                                               DAMES    AQUA
                                                                              & MOORE   TERRA     AMOUNT
----------------------------------------------------------------------------------------------------------

FOX HILLS MALL
--------------
(1) The dates of construction for the Cal-FED Bank (5700 Sepulveda Blvd),        X        X      $12,500
    4-story office building (6090 Sepulveda Blvd.) and 4-level parking structure were not documented by D&M.  Aqua Terra recommends that the age of these structures be determined, and if necessary, an asbestos investigation should be conducted to determine whether suspect ACM are located in these areas and the condition of the suspect ACM.  According to D&M, Westfield will prepare and implement an asbestos O&M program to manage the on-site ACM.  Cost estimated at $5,000-$10,000.

(2) Westfield should work with representatives of Fox Hills Mall to              X        X
    coordinate the disposal of approximately 600-gallons of non-hazardous material observed during the Phase I ESA which have lost their useful shelf life.
----------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $12,500
----------------------------------------------------------------------------------------------------------

HORTON PLAZA
------------
(1) With respect to the two diesel fuel ASTs associated with emergency           X        X      $ 2,500
    generators (the mall emergency generator and the emergency generator owned by Mervyn's), Westfield should take the appropriate action regarding the construction/installation of a secondary containment system around the mall emergency generator AST and work with representatives of Mervyn's regarding secondary containment around their emergency generator AST.

(2) While no leaks or stains were observed on the concrete beneath the           X        X
    central parking area passenger elevator or the LaSalle passenger elevator, Westfield should coordinate the repair of the oil leaks associated with the elevator motors and encourage mall representatives to inspect hydraulic systems on a regular basis.

(3) Westfield should ensure that the tenants with photo processing systems       X
    are in compliance for wastewater disposal to the sewer and storage of hazardous materials.

(4) Westfield should improve housekeeping practices in the trash compactor       X
    areas so that potential hydraulic oil leaks are more easily detected.
----------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $ 2,500
----------------------------------------------------------------------------------------------------------

OAKRIDGE
--------

                                    S4 - 2

=========================================================================================================

[LOGO OF CAPITAL AMERICA APPEARS HERE]  SCHEDULE 4 (CONTINUED) SUMMARY OF REMEDIAL WORK

                                                                               DAMES    AQUA
                                                                              & MOORE   TERRA     AMOUNT
---------------------------------------------------------------------------------------------------------
(1) Prepare and implement an Operations & Maintenance Plan to deal with          X        X      $12,500
    asbestos containing materials remaining on the subject property.
---------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $12,500
---------------------------------------------------------------------------------------------------------

PARKWAY PLAZA
-------------
(1) Bulk hazardous materials, such as the 55-gallon drums of diesel, need        X        X      $ 1,250
    to be stored within a secondary containment unit to prevent potential leakage or spillage to the ground surface.  Westfield needs to take the appropriate action regarding the construction/installation of a secondary containment system in the storage area.
---------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $ 1,250
---------------------------------------------------------------------------------------------------------

PLAZA BONITA
------------
(1) Prepare and implement an Operations & Maintenance Plan to deal with          X        X      $12,500
    asbestos containing materials remaining on the subject property.
---------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $12,500
---------------------------------------------------------------------------------------------------------

PLAZA WEST COVINA (MISSING D&M REPORT)
--------------------------------------
(1) The subject property and surrounding area are part of a USEPA NPL            X
    Region of known groundwater contamination.  Volatile organic compounds
    (VOCs) have been identified in local groundwater wells. Given that the subject property has not utilized VOCs on-site in the past and is therefore not a potential source of contamination, and that the subject property is not among the identified responsible parties for this NPL
    Region, D&M concludes that it is not likely that the subject property will be held responsible for any of the investigation and remedial costs of the site.  AquaTerra concurs but recommends that the owners of the subject property remain in contact with the USEPA and monitor the files regarding the investigation and remedial activities in progress.
=========================================================================================================

                                    S4 - 3

=========================================================================================================

[LOGO OF CAPITAL AMERICA APPEARS HERE]  SCHEDULE 4 (CONTINUED) SUMMARY OF REMEDIAL WORK

                                                                               DAMES    AQUA
                                                                              & MOORE   TERRA     AMOUNT
---------------------------------------------------------------------------------------------------------
(2) Asbestos-containing materials were not addressed in this report.  Given               X      $12,500
    the construction date of buildings located on the eastern portion of the subject property (1993), it is not likely that asbestos-containing materials exist in these areas.  However, the western portion of the subject property was developed in 1975.  AquaTerra recommends that an asbestos survey be performed in these areas in order to identify friable and non-friable asbestos-containing materials, to quantify the materials and to evaluate their condition.  According to D&M, Westfield will conduct an asbestos survey for the portion of the mall constructed in 1975 and also implement an asbestos O&M program to manage the on-site ACM.

(3) Chemical staining was identified by D&M around the silver recovery unit               X
    by Ritz Camera.  According to site representatives, this unit has leaked in the past.  D&M states that Westfield will contact the tenants to clean the stained areas and repair the silver recovery unit to avoid future leaks, spills and damage to lower level stores.  Also, oil staining was identified on the concrete floor around a hydraulic trash compactor on-site.  D&M states that Westfield will have the compactor repaired.

(4) Pad-mounted transformers were identified on-site.  According to D&M,                  X
    these transformers are owned and the responsibility of Southern
    California Edison (SCE), who has verified that the transformers do not contain PCBs.  However, minor oil staining was identified on the concrete floor around one of the transformers on-site.  According to
    D&M, the mall manager will contact the utility company to repair or replace the transformer.
---------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $12,500
---------------------------------------------------------------------------------------------------------

ENFIELD SQUARE
--------------
(1) Westfield should continue to monitor the status of the work being            X        X
    performed on the adjacent gasoline station site.
=========================================================================================================

                                    S4 - 4

=========================================================================================================

[LOGO OF CAPITAL AMERICA APPEARS HERE]  SCHEDULE 4 (CONTINUED) SUMMARY OF REMEDIAL WORK

                                                                               DAMES    AQUA
                                                                              & MOORE   TERRA     AMOUNT
---------------------------------------------------------------------------------------------------------
(2) The date of construction for the maintenance building was not                X        X      $12,500
    documented by D&M.  AquaTerra recommends that the age of this structure be determined, and if necessary, an asbestos investigation should be conducted to determine whether suspect ACM are located in this building and the condition of the suspect ACM.  When the useful life of the
    Hypalon roof is exhausted, the owners of the subject property will be required to remove roofing materials to the steel deck and dispose of the asbestos containing materials appropriately.  When floor tile that contains asbestos becomes damaged or renovations are planned, an asbestos abatement contractor should be hired to perform appropriate abatement.  During the interim, an asbestos Operations & Maintenance
    (O&M) Plan should be implemented whenever building operations may impact asbestos containing materials.  The estimated cost for the preparation of an O&M Plan by D&M is between $5,000 and $10,000.  The estimate by Aqua Terra to implement an O&M program to manage the areas of ACM in-place is $500.
---------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $12,500
---------------------------------------------------------------------------------------------------------

CRESTWOOD PLAZA
---------------
(1) Mall management needs to contact an elevator maintenance company and a       X        X
    solid waste removal company to repair leaking hydraulic systems and encourage mall representatives to inspect said hydraulic systems on a regular basis as a part of an on-going maintenance program.
    Additionally, AquaTerra recommends that the staining from the leakage be cleaned.

(2) Used car batteries are stored on wooden pallets at the Sears Automotive               X
    Center on-site.  According to D&M, the concrete floor was observed to be pitted in this area.  D&M did not observe soils in the area of the battery storage area.  AquaTerra recommends better housekeeping practices be implemented to prevent the battery storage area from developing into an issue of concern.

---------------------------------------------------------------------------------------------------------
(3) Prepare and implement an Operations & Maintenance Plan to deal with          X        X      $12,500
    asbestos containing materials remaining on the subject property.
---------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $12,500
---------------------------------------------------------------------------------------------------------

MID RIVERS MALL (NO ENVIRONMENTAL ISSUES NOTED)
-----------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $     0
---------------------------------------------------------------------------------------------------------

NORTHWEST PLAZA
---------------
(1) On September 2, 1998, Sears submitted a work plan for corrective action      X        X
    to MDNR, which was

                                    S4 - 5

==========================================================================================================

[LOGO OF CAPITAL AMERICA APPEARS HERE]  SCHEDULE 4 (CONTINUED) SUMMARY OF REMEDIAL WORK

                                                                                DAMES    AQUA
                                                                               & MOORE   TERRA     AMOUNT
----------------------------------------------------------------------------------------------------------
     approved. Westfield should monitor the progress/status of the work plan being implemented by Sears.

(2)  With respect to ASTs observed in the Firestone Service Center,               X        X      $ 2,500
     Westfield should work with representatives of Firestone regarding the installation of secondary containment around their two ASTs.

(3)  D&M observed staining beneath two of the six on-site trash compactors.                X
     D&M states that the compactors are located on concrete and the stained areas are limited to the concrete surrounding the compactors.
     AquaTerra recommends that better housekeeping practices be implemented.

(4)  Prepare and implement an Operations & Maintenance Plan to deal with          X        X      $12,500
     asbestos containing materials remaining on the subject property.
----------------------------------------------------------------------------------------------------------
TOTAL                                                                                             $15,000
----------------------------------------------------------------------------------------------------------

                                    S4 - 6

==========================================================================================================

[LOGO OF CAPITAL AMERICA APPEARS HERE]  SCHEDULE 4 (CONTINUED) SUMMARY OF REMEDIAL WORK

                                                                               DAMES    AQUA
                                                                              & MOORE   TERRA     AMOUNT
----------------------------------------------------------------------------------------------------------

WEST PARK MALL
--------------
(1) The storage protocols for the waste oil in the maintenance area should       X        X
    be upgraded and existing spillage should be cleaned up.

(2) Prepare and implement an Operations & Maintenance Plan to deal with          X        X      $ 12,500
    asbestos containing materials remaining on the subject property.
----------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $ 12,500
----------------------------------------------------------------------------------------------------------

CAPITAL MALL
------------
(1) The Puget Power electrical transformer located near the SWC of the mall      X        X      $      0
    building appears to be leaking. Puget Power should be contacted to confirm the transformer does not contain PCBs and to immediately repair the transformer.  Puget Power owns the transformer and is reportedly responsible for the maintenance.

(2) Prepare and implement an Operations & Maintenance Plan to deal with          X        X      $ 12,500
    asbestos containing materials remaining on the subject property.
----------------------------------------------------------------------------------------------------------
TOTAL                                                                                            $ 12,500
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
GRAND TOTAL                                                                                      $118,750
----------------------------------------------------------------------------------------------------------

==========================================================================================================

                                    S4 - 7

                                  SCHEDULE 5
                                  ----------

                             Organizational Charts
                             ---------------------

                                    S5 - 1

                    [ORGANIZATIONAL CHART HAS BEEN OMITTED.
                AVAILABLE UPON WRITTEN REQUEST OF THE COMPANY]

                                  SCHEDULE 6
                                  ----------

                           Replacement Reserve Fund
                           ------------------------


Fox Hills Mall      $8,719/month

Horton Plaza        $15,086/month

Oakridge Mall       $13,273/month

Parkway Plaza       $9,911/month

Capital Mall        $8,389/month

Plaza West Covina   $8,907/month

Plaza Bonita        $10,163/month

Enfield Square      $30,721/month

Mid Rivers Mall     $7,265/month

Crestwood Plaza     $16,251/month

Northwest Plaza     $43,043/month

West Park Mall      $18,201/month

                                    S6 - 1

                                  SCHEDULE 7
                                  ----------

                              Material Contracts
                              ------------------

----------------------------------------------------------------------------------------------------
MALL                 TYPE OF CONTRACT          TERMS OF CONTRACT              EXPIRATION
----------------------------------------------------------------------------------------------------
Fox Hills Mall       Merchants Building        30 days' written notice        2/18/99
                     Maintenance               with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------
                     Centre Scapes             30 days' written notice        9/30/99
                     Landscaping (exterior)    with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------
                     Professional Security     30 days' written notice.       10/6/00
                     Consultants
----------------------------------------------------------------------------------------------------
                     Montgomery Kone           Contract to be terminated      1/31/99
                     Elevator Maintenance      in writing by owner and by
                                               an officer and the
                                               contractor
----------------------------------------------------------------------------------------------------
Horton Plaza         Merchants Building        30 days' written notice        11/25/98
                     Maintenance               with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------
                     Brookwood Landscape       30 days' written notice        1/1/99
                     Landscaping               with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------
                     EDCO Trash                one year                       Renews every March 1st
----------------------------------------------------------------------------------------------------
                     Marcel's Power            30 days' written notice        1/1/99
                     Parking Lot Sweeping      with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------
Oakridge Mall        Shrine Maintenance Inc.   30 days' written notice        9/30/99
                                               with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------

                                     S7-1

----------------------------------------------------------------------------------------------------
MALL                 TYPE OF CONTRACT          TERMS OF CONTRACT              EXPIRATION
----------------------------------------------------------------------------------------------------
                     Landscape Management      30 days' written notice        12/31/98
                     Landscaping (exterior)    with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------
                     Crystal Springs           30 days' written notice        3/31/00
                     Landscape Company         with 48 hours written
                     Landscaping (interior)    notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------
                     Universal Sweep           30 days' written notice        3/31/00
                     Parking Lot Sweeping      with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------
Parkway Plaza        Merchants Building        30 days' written notice        2/23/99
                     Maintenance               with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------
                     Brookwood Landscape       30 days' written notice        12/31/98
                     Landscaping (exterior)    with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------
                     Professional Security     30 days' written notice.       9/25/00
                     Consultants
----------------------------------------------------------------------------------------------------
                     Universal Refuse          City Contract                  no term
                     Removal
----------------------------------------------------------------------------------------------------
Crestwood Plaza      Interstate Cleaning       written notice of              1/14/2000
                     Corporation               termination.
                     Maintenance
----------------------------------------------------------------------------------------------------
                     Professional Security     may be canceled by either      1/14/00
                     Consultants               party without cause by
                                               giving 30 day notice of
                                               cancellation in writing.
----------------------------------------------------------------------------------------------------
                     Johnson Controls          30 days' written notice.       12/31/98
                     Air Conditioning
                     Maintenance
----------------------------------------------------------------------------------------------------
                     BioLogix Cleaning                                        8/31/98
----------------------------------------------------------------------------------------------------
Enfield Square       The Slanetz Corp -                                       1/31/99
                     Snow Removal
----------------------------------------------------------------------------------------------------

                                     S7-2

----------------------------------------------------------------------------------------------------
MALL                 TYPE OF CONTRACT          TERMS OF CONTRACT              EXPIRATION
----------------------------------------------------------------------------------------------------
                     Interstate Cleaning       may be canceled by either      1/31/00
                     Corporation -             party without cause by
                     Maintenance               giving 30 day notice in
                                               writing
----------------------------------------------------------------------------------------------------
                     Spectaguard               may be canceled by either      8/7/99
                     Acquisition               party without cause by
                     LLC                       giving 30 day notice in
                                               writing
----------------------------------------------------------------------------------------------------
Mid Rivers Mall      The Brickman Group        30 days' written notice        12/31/98
                     Landscape Maintenance
----------------------------------------------------------------------------------------------------
                     Interstate Cleaning       30 days' written notice        1/31/99
                     Corporation
                     Maintenance
----------------------------------------------------------------------------------------------------
                     Security                  30 days' written notice        3/14/00
----------------------------------------------------------------------------------------------------
                     Property Services, Inc.   30 days' written notice        10/14/00
                     (snow removal)
----------------------------------------------------------------------------------------------------
Northwest Plaza      ICC-Maintenance           30 day written notice of       1/31/00
                                               termination
----------------------------------------------------------------------------------------------------
                     IPC International -       month to month                 1/31/99
                     Security
----------------------------------------------------------------------------------------------------
                     Otis Elevator/Escalator   30 days' written notice        8/23/99
                     Service
----------------------------------------------------------------------------------------------------
                     Brickman Group            30 days' written notice        11/30/98
                     Exterior Landscaping
----------------------------------------------------------------------------------------------------
Plaza Bonita         Professional Security     30 days' written notice by     1/31/00
                     Consultants-Security      either party

----------------------------------------------------------------------------------------------------
                     Interstate Cleaning       may be canceled by either      9/30/99
                     Corporation -             party without cause by
                     Maintenance               giving 30 day notice in
                                               writing
 ----------------------------------------------------------------------------------------------------
                     Brookwood Landscape,      may be canceled by either      9/30/99
                     Inc.-Landscaping          party without cause by
                                               giving 30 day notice in
                                               writing
----------------------------------------------------------------------------------------------------
                     Montgomery                                               10/31/00
                     Elevator/Escalator
                     Service
----------------------------------------------------------------------------------------------------
Plaza West Covina    Professional Security     Contractor shall promptly      3/7/00
                     Consultant-Security       take all action necessary to
                                               fully comply with the
                                               terms within 24 hours
                                               after written notice
----------------------------------------------------------------------------------------------------

                                     S7-3

----------------------------------------------------------------------------------------------------
MALL                 TYPE OF CONTRACT          TERMS OF CONTRACT              EXPIRATION
----------------------------------------------------------------------------------------------------
                     Interstate Cleaning       30 days' written notice        6/30/99 and 6/30/00
                     Corporation
                     Maintenance
----------------------------------------------------------------------------------------------------
                     Centre Scapes, Inc. -     Contractor shall promptly      5/31/99
                     Landscaping               take all action necessary to
                                               fully comply with the
                                               terms within 24 hours
                                               after written notice
----------------------------------------------------------------------------------------------------
                     Montgomery Kone-                                         month to month
                     Elevator/Escalator
                     Service
----------------------------------------------------------------------------------------------------
West Park Mall       Cummins Contracting       5 days written notice by       6/30/99
                     (Landscaping)             either party without cause.
----------------------------------------------------------------------------------------------------
                     MMANTEC, Inc.             30 day written notice of       11/30/98
                     Housekeeping              termination with 48 hours
                                               written notice of intent to
                                               terminate
----------------------------------------------------------------------------------------------------
Capital Mall         Kellermeyer Building      30 days' written notice        12/99
                     Services-Maintenance      with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------
                     Landscape Services        30 days' written notice        4/99
                     Landscaping (exterior)    with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------
                     Interiorscapes            30 days' written notice        4/99
                     Landscaping (interior)    with 48 hours written
                                               notice of intention to
                                               exercise right of
                                               termination.
----------------------------------------------------------------------------------------------------

                                     S7-4

                                  SCHEDULE 9
                                  ----------

                             Specified Agreements
                             --------------------

OAKRIDGE MALL

     None

PARKWAY PLAZA

     None.

HORTON PLAZA

     1. Second Amended Disposition and Development Agreement dated 11/2/81 between the Redevelopment Agency of the City of San Diego and Ernest
          W. Hahn, Inc. (predecessor in interest to Borrower), all subsequent amendments and supplements thereto and various Implementation Agreements related thereto.

     2. Payment Agreement dated October 18, 1982 between the Redevelopment Agency of the City of San Diego and EWH 1979 Development Company, L.P. (predecessor in interest to Borrower), as amended 12/18/87, 6/10/93 and 11/21/95.

FOX HILLS MALL

     1. Participation Agreement dated 8/19/96 between H, B-H Associates (predecessor in interest to Borrower), Culver City Redevelopment Agency and Broadway Stores, Inc. (now Macy's).

     2. Participation Agreement dated 12/19/96 between H, B-H Associates (predecessor in interest to Borrower) and Culver City Redevelopment Agency.

     3. Disposition and Development Agreement (Slauson-Sepulveda Redevelopment Project) dated 6/26/72 between Culver City Redevelopment Agency and H, B-H Associates (predecessor in interest to Borrower) and all subsequent amendments and supplements thereto.

WESTPARK MALL

None

CAPITAL MALL

None

                                     S9-1

NORTHWEST PLAZA

None


CRESTWOOD PLAZA

None


ENFIELD SQUARE

None


MID RIVERS MALL

None


PLAZA BONITA

None


THE PLAZA AT WEST COVINA

Owner Participation Agreement dated as of April 9, 1990 between The Redevelopment Agency of the City of West Covina (the "Agency") and CenterMark Properties of West Covina, Inc. (predecessor in interest to Borrower) and all subsequent amendments and supplements thereto.

Agreement Re: Debt Service Savings and Sales Tax Guarantee dated as of June 27, 1996 between the Agency and CenterMark Properties of West Covina, Inc.

                                     S9-2

                                  SCHEDULE 11
                                  -----------

                             Undelivered Documents
                             ---------------------

FOX HILLS MALL

J.C. Penney Separate Agreement.


HORTON PLAZA

     None.

PARKWAY PLAZA

     None.

OAKRIDGE MALL

     Montgomery Ward
     ---------------
     1. Letter Agreement dated as of June 24, 1986 from Earnest Hahn to Montgomery Ward.
     2.   Letter Agreement dated May 15, 1982.

NORTHWEST PLAZA

     J.C. Penney
     -----------
     1.   Letter Agreement dated December 11, 1987.
     2.   Letter Agreement dated May 3, 1996.

CRESTWOOD PLAZA

     None.

ENFIELD SQUARE

     None.

PLAZA BONITA MALL

     None.

PLAZA WEST COVINA MALL

     REA
     ---
     Supplement to Management Agreement.

                                     S11-1

MID RIVERS MALL

     REA
     ---
     May Company Supplemental Letter Agreement dated November 1, 1996.

 WEST PARK MALL

     REA
     ---
     1. Guaranty dated March 20, 1982 from Developer's predecessor in interest to SERSO.
     2. Condemnation Award Agreement dated March 30, 1982 between SERSO and Developer's predecessor in interest.
     3. Agreement for Tax Payment dated March 30, 1982 between SERSO and Developer's predecessor in interest.
     4. Common Area Indemnity dated March 30, 1982 from SERSO to May Department Stores, including Indemnity from Developer's predecessor in interest to SERSO dated April 29, 1982.
     5. Demand and Authorization for Tax Payment dated March 30, 1982 between Developer's predecessor in interest and J.C. Penney.

CAPITAL MALL

     None.

                                     S11-2

                                  SCHEDULE 13
                                  -----------

Borrower                   Additional Reserve #        Additional Reserve Amount
--------                   --------------------        -------------------------

Plaza West Covina LLC           No. 1                           $1,100,000

Plaza West Covina LLC           No. 2                           $  344,811

WEA Crestwood Plaza LLC         No. 3                           $  225,000

Northwest Plaza LLC             No. 4                           $   30,000

Northwest Plaza LLC             No. 5                           $   60,000

Northwest Plaza LLC             No. 6                           $1,020,000

Plaza West Covina LLC           No. 7                           $2,900,000

Enfield Square LLC              No. 8                           $7,316,360

                                     S13-1